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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2012

MARKWEST ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-31239	27-0005456
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1515 Arapahoe Street, Tower 1, Suite 1600, Denver CO 80202
(Address of principal executive offices)

Registrant's telephone number, including area code: 303-925-9200

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    Entry into a Material Agreement.

        On November 7, MarkWest Energy Partners, L.P. (the "Partnership") and MarkWest Energy Operating Company, L.L.C. (the "Operating Company") entered into an Equity Distribution Agreement (the "Equity Distribution Agreement") with Citigroup Global Markets Inc. (the "Sales Agent"). Pursuant to the Equity Distribution Agreement, the Partnership may sell from time to time through the Sales Agent common units representing limited partner interests (the "Common Units") having an aggregate offering price of up to $600,000,000 (the "Offering"). The Common Units to be sold in the Offering are registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement on Form S-3 (File No. 333-184482). Sales of the Common Units, if any, will be made by means of ordinary brokers' transactions on the New York Stock Exchange at market prices, in block transactions or as otherwise agreed by the Partnership and the Sales Agent. Legal opinions related to the Common Units are filed as Exhibits 5.1 and 8.1 to this Current Report on Form 8-K.

        Under the terms of the Equity Distribution Agreement, the Partnership may also sell Common Units from time to time to the Sales Agent as principal for its own account at a price to be agreed upon at the time of sale. Any sale of Common Units to the Sales Agent as principal would be pursuant to the terms of a separate terms agreement between the Partnership and the Sales Agent.

        The foregoing description is a brief summary of the Equity Distribution Agreement and does not purport to be a complete statement of the parties' rights and obligations under the Equity Distribution Agreement. The foregoing description is qualified in its entirety by reference to the full text of the Equity Distribution Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01.    Financial Statements and Exhibits.

  (d)
  Exhibits.

Exhibit No.	Description of Exhibit
1.1	Equity Distribution Agreement dated as of November 7, 2012, among MarkWest Energy Partners, L.P., MarkWest Energy Operating Company, L.L.C. and Citigroup Global Markets Inc.
5.1	Opinion of Vinson & Elkins.
8.1	Opinion of Vinson & Elkins, relating to tax matters.
23.1	Consent of Vinson & Elkins (included in Exhibit 5.1).
23.2	Consent of Vinson & Elkins (included in Exhibit 8.1).

 SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)
	By:	MarkWest Energy GP, L.L.C., Its General Partner
Date: November 7, 2012	By:	/s/ NANCY K. BUESE Nancy K. Buese Senior Vice President and Chief Financial Officer

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  ITEM 1.01. Entry into a Material Agreement.
  ITEM 9.01. Financial Statements and Exhibits.
SIGNATURE